FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2020	2019	2019	2019	2019
Ending Balances
Investments	$3,141,440	$2,867,378	$2,705,610	$2,853,358	$2,748,249
Loans, net of unearned income	17,077,403	16,837,526	16,686,866	16,368,458	16,262,633
Total assets	22,929,859	21,886,040	21,703,618	21,308,670	20,974,649
Deposits	17,365,026	17,393,913	17,342,717	16,388,895	16,377,978
Shareholders' equity	2,285,748	2,342,176	2,324,016	2,308,798	2,301,019

Average Balances
Investments	$3,071,828	$2,830,999	$2,829,672	$2,790,392	$2,699,130
Loans, net of unearned income	16,860,067	16,768,057	16,436,507	16,316,076	16,194,375
Total assets	22,252,099	21,812,438	21,457,800	21,057,030	20,690,365
Deposits	17,121,427	17,449,565	16,950,667	16,375,457	16,275,633
Shareholders' equity	2,337,016	2,341,397	2,315,585	2,301,258	2,265,097

Income Statement
Net interest income	$160,746	$159,270	$161,260	$164,544	$163,315
Provision for credit losses	44,030	20,530	2,170	5,025	5,100
Non-interest income	54,644	55,281	59,813	54,316	46,751
Non-interest expense	142,552	138,974	146,770	144,168	137,824
Income before taxes	28,808	55,047	72,133	69,667	67,142
Net income	26,047	47,789	62,108	59,780	56,663
Pre-provision net revenue(1)	74,374	77,224	76,741	76,114	73,775

Per Share
Net income (basic)	$0.16	$0.29	$0.38	$0.36	$0.33
Net income (diluted)	$0.16	$0.29	$0.37	$0.35	$0.33
Cash dividends	$0.13	$0.17	$0.13	$0.13	$0.13
Tangible common equity(1)	10.84	11.00	10.91	10.63	10.39
Weighted average shares (basic)	163,475	164,135	165,324	168,343	169,884
Weighted average shares (diluted)	164,417	165,039	166,126	169,168	170,909

Asset Quality(2)
Net charge-offs (recoveries) to average loans (annualized)	0.26%	0.65%	0.15%	(0.04)%	0.10%
Non-performing loans to total loans	0.82%	0.84%	0.81%	0.90%	0.85%
Non-performing assets to total assets	0.64%	0.68%	0.66%	0.73%	0.70%
ACL - loans(3) to loans outstanding	1.40%	0.97%	1.00%	1.04%	1.00%
ACL - loans(3) to non-performing loans	170%	116%	122%	115%	117%
Non-performing assets to tangible shareholders' equity and ACL - loans (1)(3)	7.37%	7.51%	7.35%	7.97%	7.66%

Profitability
Return on average assets	0.47%	0.87%	1.15%	1.14%	1.11%
Return on average shareholders' equity	4.48%	8.10%	10.64%	10.42%	10.15%
Return on average shareholders' equity (tangible)(1)	5.84%	10.52%	14.03%	13.60%	13.28%
Net interest margin	3.21%	3.22%	3.31%	3.44%	3.49%
Efficiency ratio(1)	64.5%	63.1%	63.6%	64.2%	63.9%

Capital Ratios
Tangible common equity ratio(1)	7.8%	8.5%	8.5%	8.5%	8.6%
Tier 1 leverage ratio(4)	7.9%	8.4%	8.5%	8.7%	8.9%
Common equity Tier 1 capital ratio(4)	9.4%	9.7%	9.6%	10.0%	10.2%
Tier 1 capital ratio(4)	9.4%	9.7%	9.6%	10.0%	10.2%
Total risk-based capital ratio(4)	13.8%	11.8%	12.0%	12.4%	12.6%

(1) Please refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Effective January 1, 2020, Fulton adopted Accounting Standards Update 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” referred to as the current expected credit loss model (“CECL”). This accounting standard requires that credit losses for financial assets and off-balance-sheet ("OBS") credit exposures be measured based on expected credit losses, rather than on incurred credit losses as in prior periods.
(3) "ACL - loans" relates to the allowance for credit losses ("ACL") specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.
(4) Regulatory capital ratios as of March 31, 2020 are preliminary and prior periods are actual.

Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2020	2019	2019	2019	2019	2019	2019
ASSETS
Cash and due from banks	$181,777	$132,283	$120,671	$107,091	$115,884	37.4%	56.9%
Other interest-earning assets	793,572	482,930	572,499	488,968	411,037	64.3%	93.1%
Loans held for sale	40,645	37,828	33,945	45,754	27,768	7.4%	46.4%
Investment securities	3,141,440	2,867,378	2,705,610	2,853,358	2,748,249	9.6%	14.3%
Loans, net of unearned income	17,077,403	16,837,526	16,686,866	16,368,458	16,262,633	1.4%	5.0%
ACL - loans, net of unearned income(1)	(238,508)	(163,622)	(166,135)	(170,233)	(162,109)	45.8%	47.1%
Net loans	16,838,895	16,673,904	16,520,731	16,198,225	16,100,524	1.0%	4.6%
Premises and equipment	236,908	240,046	237,344	243,300	239,004	(1.3)%	(0.9)%
Accrued interest receivable	59,365	60,898	60,447	62,984	62,207	(2.5)%	(4.6)%
Goodwill and intangible assets	535,171	535,303	534,178	535,249	535,356	—%	—%
Other assets	1,102,086	855,470	918,193	773,741	734,620	28.8%	50.0%
Total Assets	$22,929,859	$21,886,040	$21,703,618	$21,308,670	$20,974,649	4.8%	9.3%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$17,365,026	$17,393,913	$17,342,717	$16,388,895	$16,377,978	(0.2)%	6.0%
Short-term borrowings	1,386,808	883,241	832,860	1,188,390	829,016	57.0%	67.3%
Other liabilities	513,811	384,941	477,311	435,171	401,324	33.5%	28.0%
FHLB advances and long-term debt	1,378,466	881,769	726,714	987,416	1,065,312	56.3%	29.4%
Total Liabilities	20,644,111	19,543,864	19,379,602	18,999,872	18,673,630	5.6%	10.6%
Shareholders' equity	2,285,748	2,342,176	2,324,016	2,308,798	2,301,019	(2.4)%	(0.7)%
Total Liabilities and Shareholders' Equity	$22,929,859	$21,886,040	$21,703,618	$21,308,670	$20,974,649	4.8%	9.3%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,895,069	$6,700,776	$6,604,634	$6,497,973	$6,428,688	2.9%	7.3%
Commercial and industrial	4,451,239	4,446,701	4,494,496	4,365,248	4,429,538	0.1%	0.5%
Real estate - residential mortgage	2,718,290	2,641,465	2,570,793	2,451,966	2,313,908	2.9%	17.5%
Real estate - home equity	1,292,677	1,314,944	1,346,115	1,386,974	1,413,500	(1.7)%	(8.5)%
Real estate - construction	947,768	971,079	913,644	922,547	953,087	(2.4)%	(0.6)%
Consumer	468,172	463,164	464,213	452,874	433,545	1.1%	8.0%
Equipment lease financing and other	304,188	299,397	292,971	290,876	290,367	1.6%	4.8%
Total Loans, net of unearned income	$17,077,403	$16,837,526	$16,686,866	$16,368,458	$16,262,633	1.4%	5.0%
Deposits, by type:
Noninterest-bearing demand	$4,531,872	$4,453,324	$4,240,478	$4,226,404	$4,255,043	1.8%	6.5%
Interest-bearing demand	4,724,520	4,720,188	4,771,109	4,083,615	4,207,442	0.1%	12.3%
Savings and money market accounts	5,092,865	5,153,941	5,094,387	4,938,998	4,907,346	(1.2)%	3.8%
Total demand and savings	14,349,257	14,327,453	14,105,974	13,249,017	13,369,831	0.2%	7.3%
Brokered deposits	313,337	264,531	256,870	246,116	251,395	18.5%	24.6%
Time deposits	2,702,432	2,801,929	2,979,873	2,893,762	2,756,752	(3.6)%	(2.0)%
Total Deposits	$17,365,026	$17,393,913	$17,342,717	$16,388,895	$16,377,978	(0.2)%	6.0%
Short-term borrowings, by type:
Customer repurchase agreements	$52,919	$56,707	$58,853	$56,496	$54,440	(6.7)%	(2.8)%
Customer short-term promissory notes	408,889	326,534	279,007	281,894	299,576	25.2%	36.5%
Short-term FHLB advances	725,000	500,000	475,000	650,000	475,000	45.0%	52.6%
Federal funds purchased	200,000	—	20,000	200,000	—	N/M	N/M
Total Short-term Borrowings	$1,386,808	$883,241	$832,860	$1,188,390	$829,016	57.0%	67.3%

N/M - Not meaningful
(1) "ACL - loans" relates to the ACL specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2020	2019	2019	2019	2019	2019	2019
Interest Income:
Interest income	$199,378	$202,159	$208,413	$210,034	$204,700	(1.4)%	(2.6)%
Interest expense	38,632	42,889	47,153	45,490	41,385	(9.9)%	(6.7)%
Net Interest Income	160,746	159,270	161,260	164,544	163,315	0.9%	(1.6)%
Provision for credit losses	44,030	20,530	2,170	5,025	5,100	114.5%	N/M
Net Interest Income after Provision	116,716	138,740	159,090	159,519	158,215	(15.9)%	(26.2)%
Non-Interest Income:
Wealth management	15,055	14,419	13,867	14,153	13,239	4.4%	13.7%
Mortgage banking	6,234	5,076	6,658	6,593	4,772	22.8%	30.6%
Consumer banking income:
Card	4,685	4,991	5,791	5,047	4,686	(6.1)%	—%
Overdraft	4,058	4,750	4,682	4,413	4,104	(14.6)%	(1.1)%
Other consumer banking	2,496	2,688	2,860	2,907	2,587	(7.1)%	(3.5)%
Total consumer banking	11,239	12,429	13,333	12,367	11,377	(9.6)%	(1.2)%
Commercial banking income:
Merchant and card	5,624	5,841	6,166	6,512	5,558	(3.7)%	1.2%
Cash management	4,742	4,697	4,696	4,638	4,361	1.0%	8.7%
Capital markets	5,075	5,939	4,448	4,053	2,515	(14.5)%	101.8%
Other commercial banking	2,978	3,664	3,478	3,815	2,816	(18.7)%	5.8%
Total commercial banking	18,419	20,141	18,788	19,018	15,250	(8.5)%	20.8%
Other	3,651	3,216	2,675	2,009	2,048	13.5%	78.3%
Non-interest income before investment securities gains	54,598	55,281	55,321	54,140	46,686	(1.2)%	16.9%
Investment securities gains, net	46	—	4,492	176	65	N/M	(29.2)%
Total Non-Interest Income	54,644	55,281	59,813	54,316	46,751	(1.2)%	16.9%
Non-Interest Expense:
Salaries and employee benefits	80,228	76,975	78,211	78,991	77,757	4.2%	3.2%
Net occupancy	13,486	13,080	12,368	14,469	12,909	3.1%	4.5%
Other outside services	7,881	8,215	12,163	11,259	8,352	(4.1)%	(5.6)%
Data processing and software	11,645	11,468	11,590	11,268	10,353	1.5%	12.5%
Equipment	3,418	3,475	3,459	3,299	3,342	(1.6)%	2.3%
Professional fees	4,202	2,873	3,331	2,970	3,960	46.3%	6.1%
Marketing	1,579	1,503	3,322	2,863	2,160	5.1%	(26.9)%
Amortization of tax credit investments	1,450	1,505	1,533	1,492	1,491	(3.7)%	(2.7)%
FDIC insurance	2,808	2,177	239	2,755	2,609	29.0%	7.6%
Intangible amortization	132	142	1,071	107	107	(7.0)%	23.4%
Prepayment penalty on FHLB advances	—	—	4,326	—	—	—%	—%
Other	15,723	17,561	15,157	14,695	14,784	(10.5)%	6.4%
Total Non-Interest Expense	142,552	138,974	146,770	144,168	137,824	2.6%	3.4%
Income Before Income Taxes	28,808	55,047	72,133	69,667	67,142	(47.7)%	(57.1)%
Income tax expense	2,761	7,258	10,025	9,887	10,479	(62.0)%	(73.7)%
Net Income	$26,047	$47,789	$62,108	$59,780	$56,663	(45.5)%	(54.0)%

PER SHARE:
Net income:
Basic	$0.16	$0.29	$0.38	$0.36	$0.33	(44.8)%	(51.5)%
Diluted	0.16	0.29	0.37	0.35	0.33	(44.8)%	(51.5)%
Cash dividends	0.13	0.17	0.13	0.13	0.13	(23.5)%	—%

Weighted average shares (basic)	163,475	164,135	165,324	168,343	169,884	(0.4)%	(3.8)%
Weighted average shares (diluted)	164,417	165,039	166,126	169,168	170,909	(0.4)%	(3.8)%
N/M - not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	March 31, 2020			December 31, 2019			March 31, 2019
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$16,860,067	$177,496	4.23%	$16,768,057	$182,024	4.31%	$16,194,375	$186,122	4.65%
Taxable investment securities	2,284,457	16,294	2.85%	2,198,252	15,621	2.84%	2,285,724	15,435	2.70%
Tax-exempt investment securities	720,223	5,960	3.29%	594,487	5,058	3.38%	444,132	4,150	3.71%
Total Investment Securities	3,004,680	22,254	2.96%	2,792,739	20,679	2.96%	2,729,856	19,585	2.87%
Loans held for sale	27,178	320	4.71%	30,062	295	3.93%	16,434	240	5.85%
Other interest-earning assets	602,270	2,532	1.69%	492,560	2,370	1.92%	366,175	2,002	2.20%
Total Interest-earning Assets	20,494,195	202,602	3.97%	20,083,418	205,368	4.07%	19,306,840	207,949	4.35%
Noninterest-earning assets:
Cash and due from banks	138,248			128,417			110,693
Premises and equipment	239,619			239,294			237,124
Other assets	1,590,666			1,528,758			1,197,034
Less: ACL - loans(2)	(210,629)			(167,449)			(161,326)
Total Assets	$22,252,099			$21,812,438			$20,690,365
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,649,905	$5,643	0.49%	$4,699,040	$8,494	0.72%	$4,153,984	$7,519	0.73%
Savings deposits	5,127,662	7,110	0.56%	5,205,260	10,253	0.78%	4,912,856	9,962	0.82%
Brokered deposits	275,359	1,073	1.57%	261,689	1,279	1.94%	220,115	1,382	2.55%
Time deposits	2,761,474	12,614	1.84%	2,959,008	13,775	1.86%	2,765,803	10,826	1.59%
Total Interest-bearing Deposits	12,814,400	26,440	0.83%	13,124,997	33,801	1.02%	12,052,758	29,689	1.00%
Short-term borrowings	1,303,047	4,073	1.25%	717,811	2,343	1.29%	820,054	3,582	1.76%
FHLB advances and long-term debt	1,063,214	8,119	3.06%	875,802	6,745	3.07%	1,002,463	8,114	3.26%
Total Interest-bearing Liabilities	15,180,661	38,632	1.02%	14,718,610	42,889	1.16%	13,875,275	41,385	1.21%
Noninterest-bearing liabilities:
Demand deposits	4,307,027			4,324,568			4,222,875
Total deposits	17,121,427			17,449,565			16,275,633

Other	427,395			427,863			327,118
Total Liabilities	19,915,083			19,471,041			18,425,268
Total Interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	19,487,688		0.80%	19,043,178		0.89%	18,098,150		0.93%
Shareholders' equity	2,337,016			2,341,397			2,265,097
Total Liabilities and Shareholders' Equity	$22,252,099			$21,812,438			$20,690,365
Net interest income/net interest margin (fully taxable equivalent)		163,970	3.21%		162,479	3.22%		166,564	3.49%
Tax equivalent adjustment		(3,224)			(3,209)			(3,249)
Net interest income		$160,746			$159,270			$163,315

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2020	2019	2019	2019	2019	2019	2019
Loans, by type:
Real estate - commercial mortgage	$6,746,766	$6,561,029	$6,489,456	$6,424,213	$6,378,145	2.8%	5.8%
Commercial and industrial	4,446,750	4,574,047	4,414,992	4,440,860	4,462,609	(2.8)%	(0.4)%
Real estate - residential mortgage	2,670,019	2,606,136	2,512,899	2,366,685	2,276,611	2.5%	17.3%
Real estate - home equity	1,300,132	1,331,088	1,364,161	1,404,141	1,433,574	(2.3)%	(9.3)%
Real estate - construction	929,529	934,556	905,060	943,080	930,246	(0.5)%	(0.1)%
Consumer	466,415	464,606	457,524	445,666	424,480	0.4%	9.9%
Equipment lease financing and other	300,456	296,595	292,415	291,431	288,710	1.3%	4.1%
Total Loans, net of unearned income	$16,860,067	$16,768,057	$16,436,507	$16,316,076	$16,194,375	0.5%	4.1%
Deposits, by type:
Noninterest-bearing demand	$4,307,027	$4,324,568	$4,247,820	$4,200,810	$4,222,875	(0.4)%	2.0%
Interest-bearing demand	4,649,905	4,699,040	4,448,112	4,186,280	4,153,984	(1.0)%	11.9%
Savings and money market accounts	5,127,662	5,205,260	5,026,316	4,925,788	4,912,856	(1.5)%	4.4%
Total demand and savings	14,084,594	14,228,868	13,722,248	13,312,878	13,289,715	(1.0)%	6.0%
Brokered deposits	275,359	261,689	253,426	246,154	220,115	5.2%	25.1%
Time deposits	2,761,474	2,959,008	2,974,993	2,816,425	2,765,803	(6.7)%	(0.2)%
Total Deposits	$17,121,427	$17,449,565	$16,950,667	$16,375,457	$16,275,633	(1.9)%	5.2%
Short-term borrowings, by type:
Customer repurchase agreements	$52,399	$59,363	$61,230	$56,171	$56,707	(11.7)%	(7.6)%
Customer short-term promissory notes	375,841	318,166	271,663	288,696	312,092	18.1%	20.4%
Federal funds purchased	186,868	91,467	101,022	181,769	157,122	104.3%	18.9%
Short-term FHLB advances	687,937	248,815	485,782	414,868	294,133	176.5%	133.9

Total Short-term Borrowings	$1,303,045	$717,811	$919,697	$941,504	$820,054	81.5%	58.9%
(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2020	2019	2019	2019	2019
Allowance for credit losses related to Loans, net of unearned income
Balance at beginning of period	$163,620	$166,135	$170,233	$162,109	$160,537

Impact of adopting CECL	45,724	—	—	—	—

Loans charged off:
Commercial and industrial	(10,899)	(30,547)	(7,181)	(1,895)	(2,787)
Real estate - commercial mortgage	(855)	(68)	(394)	(230)	(1,145)
Consumer and home equity	(1,529)	(1,416)	(1,375)	(1,001)	(902)
Real estate - residential mortgage	(187)	(223)	(533)	(134)	(655)
Real estate - construction	—	—	(45)	(3)	(95)
Equipment lease financing and other	(533)	(727)	(600)	(448)	(785)
Total loans charged off	(14,003)	(32,981)	(10,128)	(3,711)	(6,369)
Recoveries of loans previously charged off:
Commercial and industrial	1,734	2,487	2,311	2,680	1,243
Real estate - commercial mortgage	244	1,453	444	169	136
Consumer and home equity	646	437	348	802	407
Real estate - residential mortgage	85	206	440	211	132
Real estate - construction	70	1,098	164	1,245	84
Equipment lease financing and other	108	182	107	148	229
Recoveries of loans previously charged off	2,887	5,863	3,814	5,255	2,231
Net loans recovered charged off	(11,116)	(27,118)	(6,314)	1,544	(4,138)
Provision for credit losses	40,280	24,603	2,216	6,580	5,710
Balance at end of period	$238,508	$163,620	$166,135	$170,233	$162,109
Net charge-offs to average loans (annualized)	0.26%	0.65%	0.15%	(0.04)%	0.10%

Allowance credit losses related to OBS Credit Exposures(1)
Balance at beginning of period	$2,588	$6,662	$6,708	$8,263	$8,873
Impact of adopting CECL	12,625	—	—	—	—
Provision for credit losses	3,750	(4,074)	(46)	(1,555)	(610)

Balance at end of period	$18,963	$2,588	$6,662	$6,708	$8,263

NON-PERFORMING ASSETS:
Non-accrual loans	$120,345	$125,098	$124,287	$133,118	$127,141
Loans 90 days past due and accruing	19,593	16,057	11,689	14,598	11,540
Total non-performing loans	139,938	141,155	135,976	147,716	138,681
Other real estate owned	6,593	6,831	7,706	7,241	9,012
Total non-performing assets	$146,531	$147,986	$143,682	$154,957	$147,693
NON-PERFORMING LOANS, BY TYPE:
Commercial and industrial	$41,318	$49,491	$37,126	$47,260	$50,148
Real estate - commercial mortgage	36,538	37,279	45,710	43,850	29,817
Real estate - residential mortgage	25,832	22,411	20,150	21,659	22,299
Consumer and home equity	11,226	11,026	11,012	12,378	10,770
Real estate - construction	4,379	4,306	4,312	4,632	7,039
Leasing	20,645	16,642	17,666	17,937	18,608
Total non-performing loans	$139,938	$141,155	$135,976	$147,716	$138,681

(1) The allowance for credit losses related to OBS Credit Exposures is presented in "other liabilities" on the consolidated balance sheets.

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:	This press release contains supplemental financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2020	2019	2019	2019	2019
Shareholders' equity (tangible), per share
Shareholders' equity	$2,285,748	$2,342,176	$2,324,016	$2,308,798	$2,301,019
Less: Goodwill and intangible assets	(535,171)	(535,303)	(534,178)	(535,249)	(535,356)
Tangible shareholders' equity (numerator)	$1,750,577	$1,806,873	$1,789,838	$1,773,549	$1,765,663

Shares outstanding, end of period (denominator)	161,435	164,218	164,036	166,903	169,923

Shareholders' equity (tangible), per share	$10.84	$11.00	$10.91	$10.63	$10.39

Return on average shareholders' equity (tangible)
Net income	$26,047	$47,789	$62,108	$59,779	$56,663
Plus: Intangible amortization, net of tax	104	112	846	85	85
(Numerator)	$26,151	$47,901	$62,954	$59,864	$56,748

Average shareholders' equity	$2,337,016	$2,341,397	$2,315,585	$2,301,258	$2,265,097
Less: Average goodwill and intangible assets	(535,235)	(534,190)	(535,184)	(535,301)	(531,767)
Average tangible shareholders' equity (denominator)	$1,801,781	$1,807,207	$1,780,401	$1,765,957	$1,733,330

Return on average shareholders' equity (tangible), annualized	5.84%	10.52%	14.03%	13.60%	13.28%

Tangible Common Equity to Tangible Assets (TCE Ratio)
Shareholders' equity	$2,285,748	$2,342,176	$2,324,016	$2,308,798	$2,301,019
Less: Goodwill and intangible assets	(535,171)	(535,303)	(534,178)	(535,249)	(535,356)
Tangible shareholders' equity (numerator)	$1,750,577	$1,806,873	$1,789,838	$1,773,549	$1,765,663

Total assets	$22,929,859	$21,886,040	$21,703,618	$21,308,670	$20,974,649
Less: Goodwill and intangible assets	(535,171)	(535,303)	(534,178)	(535,249)	(535,356)
Total tangible assets (denominator)	$22,394,688	$21,350,737	$21,169,440	$20,773,421	$20,439,293

Tangible Common Equity to Tangible Assets	7.82%	8.46%	8.45%	8.54%	8.64%

Efficiency ratio
Non-interest expense	$142,552	$138,974	$146,770	$144,168	$137,824
Less: Intangible amortization	(132)	(142)	(1,071)	(107)	(107)
Less: Amortization of tax credit investments	(1,450)	(1,505)	(1,533)	(1,492)	(1,491)
Less: Loss on redemption of FHLB advances	—	—	(4,326)	—	—
Non-interest expense (numerator)	$140,970	$137,327	$139,840	$142,569	$136,226

Net interest income (fully taxable equivalent)	$163,970	$162,479	$164,517	$167,794	$166,564
Plus: Total Non-interest income	54,644	55,281	59,813	54,315	46,751
Less: Investment securities gains	(46)	—	(4,492)	(176)	(65)
Net interest income (denominator)	$218,568	$217,760	$219,838	$221,933	$213,250

Efficiency ratio	64.5%	63.1%	63.6%	64.2%	63.9%

Non-performing assets to tangible shareholders' equity and ACL - loans(1)
Non-performing assets (numerator)	$146,531	$147,986	$143,682	$154,957	$147,693

Tangible shareholders' equity	$1,750,577	$1,806,873	1,789,838	1,773,549	$1,765,663
Plus: ACL - loans	238,508	163,620	166,135	170,233	162,109
Tangible shareholders' equity and ACL - loans (denominator)	$1,989,085	$1,970,493	$1,955,973	$1,943,782	$1,927,772

Non-performing assets to tangible shareholders' equity and ACL - loans	7.37%	7.51%	7.35%	7.97%	7.66%

Pre-provision net revenue
Net interest income	$160,746	$159,270	$161,260	$164,544	$163,315
Non-interest income	54,644	55,281	59,813	54,315	46,751
Less: Investment securities gains	(46)	—	(4,492)	(176)	(65)
Total revenue	$215,344	$214,551	$216,581	$218,683	$210,001

Non-interest expense	$142,552	$138,974	$146,770	$144,168	$137,824
Less: Loss on redemption of FHLB advances	—	—	(4,326)	—	—
Less: Amortization of tax credit investments	(1,450)	(1,505)	(1,533)	(1,492)	(1,491)
Less: Intangible amortization	(132)	(142)	(1,071)	(107)	(107)
Total non-interest expense	$140,970	$137,327	$139,840	$142,569	$136,226

Pre-provision net revenue	$74,374	$77,224	$76,741	$76,114	$73,775

(1) "ACL - loans" relates to the ACL specifically on "Loans, net of unearned income" and does not include the ACL related to OBS credit exposures.